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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          DATE OF REPORT:  JULY 1, 1997
                        (Date of earliest event reported)




                              ELTRAX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




MINNESOTA                  COMMISSION FILE NO. 0-22190            41-1484525
(State of incorporation)                                 (IRS Employer I.D. No.)



                        10901 RED CIRCLE DRIVE, SUITE 345
                              MINNETONKA, MN  55343
                    (Address of principal executive offices)



                                 (612) 945-0833
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

MERGER WITH FOUR CORNERS TECHNOLOGY, INC.

     On July 1, 1997, pursuant to an Agreement and Plan of Merger dated as of July 1, 1997 (the "Merger Agreement") by and among Eltrax Systems, Inc., a Minnesota corporation (the "Company"), Four Corners Acquiring Corp., an Arizona corporation ("Acquiring Sub"), Four Corners Technology, Inc., an Arizona corporation ("Four Corners"), Robert A. Hughes ("Hughes"), Joel J. Blickenstaff ("Blickenstaff"), and David Noall ("Noall"; Hughes, Blickenstaff, and Noall are sometimes hereinafter collectively referred to as the "Shareholders"), Acquiring Sub merged with and into Four Corners, whereupon the separate existence of Acquiring Sub ceased and Four Corners continues as the surviving corporation and as a wholly owned subsidiary of the Company. The description of the merger included herein does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger which is filed as Exhibit 2.1 hereto.

     Pursuant to the terms of the Merger Agreement, upon the closing of the Merger on July 1, 1997, 350,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") were issued to the Shareholders in connection with the Merger (the "Acquired Shares"). The 350,000 shares of Common Stock issued in connection with the Merger represents approximately
4.29% of the issued and outstanding shares of Common Stock after the closing. All of the shares of the Common Stock issued to the Shareholders in connection with the Merger are "restricted stock", as defined in Rule 144 promulgated under the Securities Act of 1933, and have certain "piggyback" registration rights.

     In addition to the foregoing, the Company entered into an Employment and Non-Competition Agreement with each of Hughes and Blickenstaff, the terms of which generally provided for the employment by the Company of each for a period of three (3) years from July 1, 1997. Each agreement also provides for a one-year non-compete period. The description of the Employment and Non-Competition Agreements included herein does not purport to be complete and is qualified in its entirety by reference to the Employment and Non-Competition Agreements which are filed as Exhibits 10.1 and 10.2 hereto.

     For accounting purposes, it is intended that the Merger will be treated as a purchase transaction under APB Opinion No. 16.

                                       -2-

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit                                                          Filed
 Number     Description                                         Herewith
 ------     -----------                                         --------

 2.1        Agreement and Plan of Merger dated as  of              X
            July 1, 1997 by and among Eltrax Systems,
            Inc., a Minnesota corporation, Four Corners
            Acquiring Corp., an Arizona corporation,
            Four Corners Technology, Inc., an Arizona corporation, Robert A. Hughes, Joel J.
            Blickenstaff, and David Noall

10.1        Employment and Non-Competition Agreement               X
            between the Company and Robert A. Hughes

10.2        Employment and Non-Competition  Agreement              X
            between the Company and Joel J. Blickenstaff


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELTRAX SYSTEMS, INC.,
                                   a Minnesota corporation


Date:  July 31, 1997               By:  /s/ William P. O'Reilly
                                      -------------------------------------
                                           William P. O'Reilly,
                                           Chairman of the Board and Chief
                                           Executive Officer


                                       -3-

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                                  EXHIBIT INDEX


Exhibit                                                          Filed
Number     Description                                          Herewith
-------    -----------                                          --------

 2.1       Agreement and Plan of Merger dated as of                X
           July 1, 1997 by and among Eltrax Systems,
           Inc., a Minnesota corporation, Four Corners
           Acquiring Corp., an Arizona corporation,
           Four Corners Technology, Inc., an Arizona corporation, Robert A. Hughes, Joel J.
           Blickenstaff, and David Noall

10.1       Employment and Non-Competition Agreement                X
           between the Company and Robert A. Hughes

10.2       Employment and Non-Competition Agreement                X
           between the Company and Joel J. Blickenstaff